Exhibit 99.1
VALIDUS AND IPC TO MAIL JOINT PROXY STATEMENT/PROSPECTUS FOR
VOTE ON PROPOSED AMALGAMATION
Validus and IPC Shareholders to Vote at Special General Meetings of
Shareholders on September 4, 2009

Hamilton, Bermuda — August 6, 2009 — Validus Holdings, Ltd. (“Validus”) (NYSE: VR) and IPC Holdings, Ltd. (“IPC”) (Nasdaq: IPCR; BSX: IPCR BH) today announced that they will begin mailing a definitive joint proxy statement/prospectus to shareholders of record of each company as of July 27, 2009 in connection with the companies’ proposed amalgamation announced on July 9, 2009.
The Validus Special General Meeting of Shareholders will be held on September 4, 2009 at 9:00 a.m., Atlantic Time. The meeting will be held at 19 Par-La-Ville Road, Hamilton HM11, Bermuda. At the meeting, Validus shareholders will be asked to approve the issuance of Validus voting common shares to IPC shareholders in connection with the proposed amalgamation. Aquiline Capital Partners LLC, Vestar Capital Partners, and New Mountain Capital, LLC, which collectively owned approximately 38% of Validus’ outstanding voting common shares as of July 27, 2009, have agreed to vote in favor of the issuance of Validus shares in connection with the transaction.
The IPC Special General Meeting of Shareholders will be held on September 4, 2009 at 10:00 a.m., Atlantic Time. The meeting will be held at the American International Building, 29 Richmond Road, Pembroke HM 08, Bermuda. At the meeting, IPC shareholders will be asked to (i) approve an amendment to IPC’s bye-laws to reduce the shareholder vote required to approve an amalgamation with any other company from the affirmative vote of three-fourths of the votes cast thereon at a general meeting of the shareholders to a simple majority and (ii) adopt the amalgamation agreement with Validus and approve the resulting amalgamation of IPC with a wholly-owned subsidiary of Validus.
Validus’ and IPC’s Boards of Directors have recommended that their respective shareholders vote “FOR” each of the proposals submitted at the companies’ respective meetings.
Under the terms of the amalgamation agreement, upon consummation of the amalgamation, IPC shareholders will be entitled to receive $7.50 in cash and 0.9727 Validus voting common shares for each IPC common share they hold at the effective time of the amalgamation. The amalgamation is subject to customary closing conditions, including Validus and IPC shareholder approvals. The amalgamation is currently expected to be completed promptly following the receipt of Validus and IPC shareholder approvals.
Validus shareholders who need assistance voting should contact Georgeson Inc. at:
Georgeson Inc.
199 Water Street
26th Floor
New York, New York 10038
Banks and Brokerage Firms Please Call: (212) 440-9800
All Others Please Call Toll Free: (888) 274-5146
E-mail inquiries: validus@georgeson.com
IPC shareholders who need assistance voting should contact Innisfree M&A Incorporated at:
Innisfree M&A Incorporated
501 Madison Avenue
20th Floor
New York, NY 10022
Toll-Free for Shareholders: (877) 825-8621
Banks and Brokers Call Collect: (212) 750-5834

About Validus Holdings, Ltd.
Validus Holdings, Ltd. is a provider of reinsurance and insurance, conducting its operations worldwide through two wholly-owned subsidiaries, Validus Reinsurance, Ltd. (“Validus Re”) and Talbot Holdings Ltd. (“Talbot”). Validus Re is a Bermuda based reinsurer focused on short-tail lines of reinsurance. Talbot is the Bermuda parent of the specialty insurance group primarily operating within the Lloyd’s insurance market through Syndicate 1183.
About IPC Holdings, Ltd.
IPC Holdings, Ltd., through its wholly-owned subsidiary IPCRe Limited, provides property catastrophe reinsurance and, to a limited extent, aviation, property-per-risk excess and other short-tail reinsurance on a worldwide basis.
Contacts:

For Validus:	For IPC:
Investors:	Investors:
Validus Holdings, Ltd. Jon Levenson, Senior Vice President +1-441-278-9000	Innisfree M&A Inc. Arthur Crozier +1-212-750-5833
Media:	Media:
Sard Verbinnen & Co Jamie Tully/Chris Kittredge/Jonathan Doorley +1-212-687-8080	The Abernathy MacGregor Group Mike Pascale/Allyson Morris/Carina Davidson +1-212-371-5999
OR
College Hill
Roddy Watt/Tony Friend
+44 (0)20 7457 2020
Cautionary Note Regarding Forward-Looking Statements
This press release may include forward-looking statements, both with respect to the parties and their industry, that reflect their current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “confident,” “believe,” “project,” “anticipate,” “will,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond the parties’ control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. The parties believe that these factors include, but are not limited to, the following: 1) Validus and IPC may be unable to complete the proposed amalgamation because, among other reasons, conditions to the closing of the proposed amalgamation may not be satisfied or waived; 2) uncertainty as to the actual premium that will be realized by IPC shareholders in connection with the proposed amalgamation; 3) uncertainty as to the long-term value of Validus common shares; 4) unpredictability and severity of catastrophic events; 5) rating agency actions; 6) adequacy of Validus’ or IPC’s risk management and loss limitation methods; 7) cyclicality of demand and pricing in the insurance and reinsurance markets; 8) Validus’ limited operating history; 9) Validus’ ability to implement its business strategy during “soft” as well as “hard” markets; 10) adequacy of Validus’ or IPC’s loss reserves; 11) continued availability of capital and financing; 12) retention of key personnel; 13) competition; 14) potential loss of business from one or more major insurance or reinsurance brokers; 15) Validus’ or IPC’s ability to implement, successfully and on a timely basis, complex infrastructure, distribution capabilities, systems, procedures and internal controls, and to develop accurate actuarial data to support the business and regulatory and reporting requirements; 16) general economic and market conditions (including inflation, volatility in the credit and capital markets, interest rates and foreign currency exchange rates); 17) the integration of Talbot or other businesses Validus may acquire or new business ventures Validus may start; 18) the effect on Validus’ or IPC’s investment portfolios of changing financial market conditions including inflation, interest rates, liquidity and other factors; 19) acts of terrorism or outbreak of war; 20) availability of reinsurance and retrocessional coverage; 21) failure to realize the anticipated benefits of the proposed amalgamation, including as a result of failure or delay in integrating the businesses of Validus and IPC; and 22) the outcome of any legal proceedings to the extent initiated against Validus, IPC and others following the announcement of the proposed amalgamation, as well as management’s response to any of the aforementioned factors.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in Validus’ most recent reports on Form 10-K and Form 10-Q and the risk factors included in IPC’s most recent reports on Form 10-K and Form 10-Q and other documents of Validus and IPC on file with the Securities and Exchange Commission (“SEC”). Any forward-looking statements made in this press release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Validus will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Validus or its business or operations. Except as required by law, the parties undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Additional Information about the Proposed Amalgamation and Where to Find It:
The issuance of Validus shares to IPC shareholders in the amalgamation will be submitted to shareholders of Validus for their consideration. The proposed amalgamation will be submitted to shareholders of IPC for their consideration. Validus filed with the SEC on August 6, 2009 a definitive joint proxy statement/prospectus for the proposed amalgamation. Validus and IPC shareholders are urged to read the definitive joint proxy statement/prospectus, and any other relevant documents filed with the SEC, because they contain and will contain important information. This press release is not a substitute for the definitive joint proxy statement/prospectus or any other documents which Validus or IPC may file with the SEC and send to their respective shareholders in connection with the proposed amalgamation.
The definitive joint proxy statement/prospectus is available, and other relevant documents, when filed, will be available, free of charge at the SEC’s website (www.sec.gov) or by directing a request to Validus through Jon Levenson, Senior Vice President, at +1-441-278-9000, or IPC through John Weale, Interim President and Chief Executive Officer, at +1-441-298-5100.
This press release does not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a proxy statement/prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Participants in the Solicitation:
Validus and IPC and their directors and executive officers are deemed to be participants in any solicitation of Validus and IPC shareholders in connection with the proposed amalgamation. Information about Validus’ directors and executive officers is available in Validus’ definitive proxy statement, dated March 25, 2009, for its 2009 annual general meeting of shareholders. Information about IPC’s directors and executive officers is available in IPC’s Amendment No. 1 to Form 10-K, dated April 30, 2009, for the fiscal year ended December 31, 2008.
# # #

3